UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________________

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
_________________________

Filed by the Registrant	☑
Filed by a Party other than the Registrant	☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12
THE MAINSTAY FUNDS
(Name of Registrant as Specified in Its Charter)
_________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
N/A
	(2)	Aggregate number of securities to which transaction applies:
N/A
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
N/A
	(4)	Proposed maximum aggregate value of transaction:
N/A
	(5)	Total fee paid:
N/A
☐	Fee paid with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
N/A
	(2)	Form, Schedule or Registration Statement No.:
N/A
	(3)	Filing Party:
N/A
	(4)	Date Filed:
N/A

October 15, 2009

[CLIENT INFORMATION]

Dear ______________:

New York Life Investment Management LLC (“New York Life Investments”), the investment adviser to the MainStay Group of Funds (“The MainStay Funds”), including the Mid Cap Core Fund, recommended the reorganization of the Mid Cap Core Fund with and into the MainStay MAP Fund.   The Board of Trustees (“Board”) of  The MainStay Funds reviewed and approved this reorganization proposed by New York Life Investments in the context of New York Life Investments’ larger initiative involving the reorganization of a number of funds in The MainStay Funds.  The Board concluded that the reorganizations would benefit the shareholders of the Mid Cap Core Fund, for several reasons, including the potential for cost savings over time due to economies of scale from combined portfolio assets and possible decreased expenses.

In connection with the reorganization of the MainStay Mid Cap Core Fund with and into the MainStay MAP Fund, the MainStay Mid Cap Core shareholders may wish to note that the MAP Fund and the Mid Cap Core Fund have similar investment objectives, although the MAP Fund has a secondary objective, to earn income, that the Mid Cap Core Fund does not. However, the principal investment strategies of the MAP Fund are different from those of the Mid Cap Core Fund. The Mid Cap Core Fund is classified in the Mid-Cap Blend category by Morningstar, Inc., while the MAP Fund is classified in the Large-Cap Blend category.

A copy of the Proxy Statement/Prospectus are enclosed with this letter.  Please review with care the more detailed comparisons in the section entitled ‘‘Comparison of Investment Objectives, Strategies, Risk Factors and Management’’ with respect to this reorganization beginning on page 4 of the accompanying Proxy Statement/Prospectus and Exhibit B thereto, which contain additional comparative information regarding these two Funds.  Further, please see the section of the accompanying Proxy Statement/Prospectus entitled ‘‘Comparison of Fees and Expenses’’ beginning on page 6 for more information regarding the current gross and net total annual fund operating expenses of the funds and how these expenses are expected to change as a result of the reorganization. Just to confirm, the Plan will pay no additional fees in connection with its investment in the mutual fund other than as set forth in the Proxy Statement/Prospectus.

Because Madison Square Investors LLC is an investment fiduciary with respect to your retirement plan, and MainStay MAP Fund is an affiliate of the Mid Cap Core Fund, ERISA rules require that you provide us with your written consent in order that we may continue this investment on a seamless basis as the merger is implemented.
Following the merger, subject to your approval below, there will be no limitations on our use of the MainStay MAP Fund as an investment vehicle for your Plan, except as imposed by your investment guidelines.

Accordingly, please sign and return a copy of this letter not later than October 21, 2009.  If you do not return a signed letter, your plan's existing investment in the MainStay Mid Cap Core Fund may have to be liquidated prior to the merger and held until we receive your written instructions.  This may have an adverse effect on our ability to meet your investment objectives.

If you have any questions or concerns, please contact Veda Pai-Panandiker at 212.938.8157.

Sincerely,

/s/ Michael Maquet

Michael Maquet
President & Chief Operating Officer
Madison Square Investors LLC

On behalf of the [CLIENT], I acknowledge receipt of the Prospectus and consent to MSI's use of the MainStay MAP Fund as an investment vehicle for the Plan.

By:	____________________________
Title:	____________________________
Date:	____________________________

October 20, 2009

Special Notice to MainStay Mid Cap Growth Fund Shareholders
The shareholder meeting scheduled for October 16, 2009 regarding the proposed reorganization of the MainStay Mid Cap Growth Fund into the MainStay Large Cap Growth Fund was adjourned until October 21, 2009 at 12:30 p.m. Eastern time.  The shareholder meeting was adjourned due to allow the Fund additional time to solicit enough proxies to achieve quorum and pass the proposal.

If you have any questions, please feel free to call 800-MAINSTAY (624-6782).

Securities distributed by NYLIFE Distributors LLC.

October 20, 2009

Special Notice to MainStay Mid Cap Value Fund Shareholders
The shareholder meeting scheduled for October 16, 2009 regarding the proposed reorganization of the MainStay Mid Cap Value Fund into the MainStay ICAP Select Equity Fund was adjourned until October 21, 2009 at 12:15 p.m. Eastern time.  The shareholder meeting was adjourned due to allow the Fund additional time to solicit enough proxies to achieve quorum and pass the proposal.

If you have any questions, please feel free to call 800-MAINSTAY (624-6782).

Securities distributed by NYLIFE Distributors LLC.

October 20, 2009

Special Notice to MainStay Value Fund Shareholders
The shareholder meeting scheduled for October 16, 2009 regarding the proposed reorganization of the MainStay Value Fund into the MainStay ICAP Select Equity Fund was adjourned until October 22, 2009 at noon Eastern time.  The shareholder meeting was adjourned due to allow the Fund additional time to solicit enough proxies to achieve quorum and pass the proposal.

If you have any questions, please feel free to call 800-MAINSTAY (624-6782).

Securities distributed by NYLIFE Distributors LLC.

October 20, 2009

Special Notice to MainStay Small Cap Growth Fund Shareholders
The shareholder meeting scheduled for October 16, 2009 regarding the proposed reorganization of the MainStay Small Cap Growth Fund into the MainStay Small Company Value Fund was adjourned until October 22, 2009 at 12:30 p.m. Eastern time.  The shareholder meeting was adjourned due to allow the Fund additional time to solicit enough proxies to achieve quorum and pass the proposal.

If you have any questions, please feel free to call 800-MAINSTAY (624-6782).

Securities distributed by NYLIFE Distributors LLC.

October 20, 2009

Special Notice to MainStay Capital Appreciation Fund Shareholders
The shareholder meeting scheduled for October 16, 2009 regarding the proposed reorganization of the MainStay Capital Appreciation Fund into the MainStay Growth Equity Fund was adjourned until October 22, 2009 at 12:15 p.m. Eastern time.  The shareholder meeting was adjourned due to allow the Fund additional time to solicit enough proxies to achieve quorum and pass the proposal.

If you have any questions, please feel free to call 800-MAINSTAY (624-6782).

Securities distributed by NYLIFE Distributors LLC.

September 28, 2009

Special Notice to MainStay Institutional Bond Fund Shareholders

With regards to the current proxy, while we did receive the quorum necessary to pass the vote at the September 28, 2009, shareholder meeting (per the prior adjournment on August 21, 2009), the meeting was adjourned until October 5, 2009, to give McMorgan & Company LLC additional time to obtain necessary consents. McMorgan needs to obtain consents from its retirement plan clients who are MainStay Institutional Bond Fund shareholders to authorize the use of MainStay Intermediate Term Bond Fund as an investment option as required by The Employee Retirement Income Security Act of 1974 (ERISA).

After the adjournment of the August 21, 2009 shareholder meeting, the interim subadvisor agreement under which MacKay Shields LLC served as subadviser to the Fund expired, on September 12, 2009. To ensure uninterrupted receipt by the Fund of portfolio management services from September 12, 2009 until the completion of the proposed reorganization, New York Life Investment Management LLC will continue to serve as investment manager of the Fund.  Additionally, after September 12, 2009, Messrs. Gary Goodenough and James Ramsay continued to serve as the Fund’s portfolio managers and continue to manage the day-to-day operations of the Fund in their capacity as officers of New York Life Investment Management LLC.

If you have any questions, please feel free to call 800-MAINSTAY (624-6782).

Securities distributed by NYLIFE Distributors LLC.